UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 22, 2022 (February 21, 2022)

Humana Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-05975	61-0647538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Main St, Louisville, Kentucky 40202
(Address of Principal Executive Offices, and Zip Code)
(502) 580-1000
Registrant’s Telephone Number, Including Area Code
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 21, 2022, Humana Inc. (the “Company”) entered into an agreement (the “Agreement”) with Starboard Value LP and certain of its affiliated entities and natural persons as set forth in the signature pages thereto (collectively, “Starboard”). The following is a summary of the material terms of the Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the Agreement, the Company and Starboard have agreed to act in good faith to mutually agree  (x) as promptly as practicable after the date of the Agreement but prior to March 5, 2022, upon an independent director candidate, for appointment to the Company’s board of directors (the “Board”) (such agreed candidate, the “First Agreed Appointee”) and (y)  as promptly as practicable after the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), upon a second independent director candidate for appointment to the Board (such second agreed candidate, the “Second Agreed Appointee,” and together with the First Agreed Appointee, the “Agreed Appointees”).  Each of the Agreed Appointees must meet certain criteria as specified in the Agreement.

Under the Agreement, the Company agreed that, if Starboard and the Company agree on a First Agreed Appointee before 5:00 P.M. Eastern Time on the later of March 5, 2022 and the second day prior to the date the Company files with the Securities and Exchange Commission the Company’s definitive proxy statement for its 2022 Annual Meeting (such time on such later date, the “Proxy Statement Deadline”), then, (x) the Board will appoint the First Agreed Appointee as a director of the Company as promptly as practicable thereafter, and (y) provided that the First Agreed Appointee is able and willing to continue to serve on the Board, the Company will include the First Agreed Appointee in the Company’s slate of recommended nominees standing for election at the 2022 Annual Meeting and will recommend, support and solicit proxies for the election of the First Agreed Appointee at the 2022 Annual Meeting in the same manner as for the Company’s other nominees at the 2022 Annual Meeting. If the Company and Starboard do not agree on a First Agreed Appointee before the Proxy Statement Deadline, then, as promptly as practicable after the 2022 Annual Meeting, the Company and Starboard will work in good faith to mutually agree upon a First Agreed Appointee and once agreed upon, the Board will appoint the First Agreed Appointee as a director of the Company. In addition, under the Agreement, the Company agreed that, as promptly as practicable after Starboard and the Company agree on the Second Agreed Appointee, the Board will appoint the Second Agreed Appointee as a director of the Company.

The Company further agreed that the Agreed Appointees (or any replacement thereof) will be given the same due consideration for membership to committees of the Board as any other independent director.

Pursuant to the Agreement, if any Agreed Appointee (or any replacement thereof) is unable or unwilling to serve as a director, resigns as a director or is removed as a director during the Standstill Period (defined below), and if at that time Starboard has beneficial ownership of, or aggregate economic exposure to, the Company’s then outstanding common stock, par value $0.16 2/3 per share, as set forth in the Agreement, Starboard and the Company will work in good faith to promptly mutually agree upon a replacement independent director candidate for appointment to the Board.

The Company also agreed that (x) one of the members of the Board as of the date of the Agreement, to be selected by the Nominating, Governance & Sustainability Committee of the Board (the “Governance Committee”), will not be included in the Company’s slate of recommended nominees standing for election at the 2022 Annual Meeting and (y) a second member of the Board as of the date of the Agreement, also to be selected by the Governance Committee, will not be included in the Company’s slate of recommended nominees standing for election at the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”).

With respect to the 2022 Annual Meeting, Starboard agreed to vote (A) in favor of all of the Company’s nominees, (B) in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, (C) in accordance with the Board’s recommendation with respect to the Company’s “say-on-pay” proposal and (D) in accordance with the Board’s recommendation with respect to any other Company proposal or stockholder proposal presented at the 2022 Annual Meeting, unless Institutional Shareholder Services or Glass Lewis & Co., LLC recommends otherwise with respect to one of the Company’s other proposals (other than proposals relating to the election or removal of directors), in which case Starboard will be permitted to vote in accordance with their recommendation on the Company’s proposals. Starboard also agreed that during the Standstill Period, Starboard will not (i) submit director nominations or proposals at any annual or special meeting of the Company’s stockholders, or any stockholder action by written consent, or (ii) initiate, encourage or participate in any solicitation of proxies or consents, “vote no,” “withhold” or similar campaign with respect to any annual or special meeting of the Company’s stockholders, or any stockholder action by written consent.
Starboard also agreed to certain customary standstill provisions, effective as of the date of the Agreement until the earlier of (x) the date that is fifteen (15) business days prior to the deadline for the submission of stockholder nominations for the 2023 Annual Meeting pursuant to the Company’s By-Laws, or (y) the date that is ninety (90) days prior to the first anniversary of the 2022 Annual Meeting (the “Standstill Period”).

The Company and Starboard also made certain customary representations, agreed to mutual non-disparagement provisions and agreed to jointly issue a press release announcing certain terms of the Agreement.

Item 7.01	Regulation FD.

On February 22, 2022, the Company issued a press release relating to the Agreement and the changes to the Board, as described in Item 1.01 and Item 5.02 above. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the rules or regulations promulgated thereunder (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1
Agreement, dated February 21, 2022, by and among Humana Inc. and Starboard Value and Opportunity Master Fund Ltd, Starboard Value and Opportunity S LLC, Starboard Value and Opportunity C LP, Starboard Value and Opportunity Master Fund L LP, Starboard Value L LP, Starboard Value R LP, Starboard Value R GP LLC, Starboard Value LP, Starboard Value GP LLC, Starboard Principal Co LP, Starboard Principal Co GP LLC, Starboard X Master Fund Ltd,  and Jeffrey C. Smith.

99.1	Press Release, dated February 22, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Cynthia H. Zipperle
Cynthia H. Zipperle Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

Dated: February 22, 2022